UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 7, 2018
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2018-C10

(Central Index Key Number 0001736862)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number 0001558761)

KeyBank National Association

(Central Index Key Number 0001089877)

Ladder Capital Finance LLC

(Central Index Key Number 0001541468)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-11	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Closing Date Form 8-K”), dated and filed as of May 31, 2018, with respect to the UBS Commercial Mortgage Trust 2018-C10. The purpose of this amendment is to make clerical revisions to the agreement previously filed as Exhibit 4.1 to the Closing Date Form 8-K. No other changes are being made to the Closing Date Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Closing Date Form 8-K.

Additionally, this Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of July 18, 2018, with respect to the UBS Commercial Mortgage Trust 2018-C10. The purpose of this amendment is to make clerical and other minor revisions to the agreement filed as Exhibit 4.1 to the Form 8-K, as well as to file an executed version of such agreement. No other changes are being made to the Form 8-K other than the changes described above.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of July 1, 2018, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2018

UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

By:	/s/ Nicholas Galeone Name: Nicholas Galeone Title: President (senior officer in charge of securitization of the depositor)
By:	/s/ David Schell Name: David Schell Title: Managing Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2018, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of July 1, 2018, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as certificate administrator, LNR Partners, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)